Exhibit 99.6

HWH International together with Alset Capital Acquisition Corp. Announce Closing of Business Combination

●	The common stock of the combined company is expected to commence trading on The Nasdaq Global Market under ticker symbol “HWH” on January 9, 2024.

Bethesda, MD, January 8, 2024 (GLOBE NEWSWIRE) – Alset Capital Acquisition Corp. (“Alset”) (Nasdaq: “ACAX” for common stock and “ACAXR” for rights), today announced the completion of its previously announced business combination (the “Business Combination”), with HWH International Inc. (“HWH”), a purpose-driven lifestyle company encompassing differentiated offerings from four core pillars: HWH Marketplace, Hapi Cafe, Hapi Travel Destination and Hapi Wealth Builder. The common stock of the combined company is expected to begin trading on The Nasdaq Global Market (“Nasdaq”) under the new ticker symbol “HWH” on January 9, 2024. The Business Combination was approved at a special meeting of Alset’s stockholders on August 1, 2023. Upon the closing of the Business Combination, the previously-trading Class A common stock, and rights of Alset ceased to trade with such rights entitling its holder to receive such one-tenth (1/10) of one share of Alset Class A common stock upon the closing of the Business Combination.

The Business Combination and related listing of HWH’s common stock are anticipated to allow HWH to continue its growth momentum in the rapidly growing GIG economy.

About HWH International Inc.

HWH International Inc., a Nevada corporation, is a purpose-driven lifestyle company encompassing differentiated offerings from four core pillars: HWH Marketplace, Hapi Cafe, Hapi Travel Destination and Hapi Wealth Builder. HWH develops new pathways to help people in their pursuit of Health, Wealth and Happiness.

About Alset Capital Acquisition Corp.

Alset is a special purpose acquisition company formed for the purpose of entering a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or other similar business combination with one or more businesses or entities. Alset began trading on the Nasdaq Stock Market in February 2022.

No Offer or Solicitation

This press release does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Forward-Looking Statements

This press release contains, and certain oral statements made by representatives of Alset, HWH, and their respective affiliates, from time to time may contain, “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Alset and HWH’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “might” and “continues,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, statements regarding commencement of trading on Nasdaq, the failure to realize the anticipated benefits of the Business Combination, the expected use of proceeds, HWH’s continued growth and expansion and its ability to deliver value to customers and investors, along with those other risks described under the heading “Risk Factors” in the definitive proxy statement/prospectus filed by HWH with the Securities and Exchange Commission (the “SEC”) on July 31, 2023, and those that are included in any of HWH’s and Alset’s future filings with the SEC. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results. Most of these factors are outside of the control of HWH and Alset and are difficult to predict. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Each of Alset and HWH undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made except as required by law or applicable regulation.

Contacts:

HWH International Inc.

Danny Lim

Chief Operating Officer

HWH International Inc.

4800 Montgomery Lane, Suite 210

Bethesda, MD 20814

(301) 971-3955

danny@alsetinternational.com

Alset Capital Acquisition Corp.

Rongguo Wei

Chief Financial Officer

Alset Capital Acquisition Corp.

4800 Montgomery Lane, Suite 210

Bethesda, MD 20814

(301) 971-3955

ronald@alsetinternational.com